UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2012
KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Representatives of Kinder Morgan, Inc. (“KMI”), Kinder Morgan Energy Partners, L.P. (“KMP”), Kinder Morgan Management, LLC (“KMR”) and El Paso Pipeline Partners, L.P. (“EPB”) intend to make presentations at the following conferences to discuss the business and affairs of KMI, KMP, KMR and EPB. Interested parties will be able to view the materials to be presented at the conferences by visiting our website at: http://www.kindermorgan.com/investor/presentations:

•
Bank of America Merrill Lynch Power and Gas Conference on September 19, 2012 in New York, NY. The presentation will also be accessible by audio webcast (both live and on-demand) on our website at the above address. The live presentation is scheduled to begin at 4:00 p.m. EDT. An archived webcast of the presentation will remain available for at least 2 weeks on our website at the above address.

•	Deutsche Bank 2012 Energy Conference on September 20, 2012 in Boston, Massachusetts.

•	UBS Houston Energy Conference on September 21, 2012 in Houston, Texas.

•	Canoe Financial 3rd Annual CEO Series Conference on September 21, 2012 in Vancouver, British Columbia.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

By:	KINDER MORGAN G.P., INC.,
its general partner

By:	KINDER MORGAN MANAGEMENT, LLC,
its delegate

Dated: September 17, 2012	By:	/s/ Kimberly Dang
Kimberly Dang Vice President and Chief Financial Officer

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